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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 9, 2003
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                          LIONS GATE INVESTMENT LIMITED
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             (Exact name of registrant as specified in its charter)


                 NEVADA                                   0-32523                             98-0222710
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    (State or other jurisdiction of               (Commission File Number)                   (IRS Employer
     incorporation or organization)                                                       Identification No.)

1200 MACARTHUR BLVD.
MAHWAH, NEW JERSEY                                                                               07430
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(Address of principal executive offices)                                                      (Zip Code)


Registrant's telephone number, including area code:  (201) 760-6464
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                     P.O. BOX 86020, 2106-33RD AVENUE, S.W.
                            CALGARY, ALBERTA, T2T 120
          (Former name or former address, if changed since last report)

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


ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 9, 2003, Lions Gate replaced Moore Stephens Ellis Foster Ltd. as its independent accountant. Moore Stephens Ellis Foster Ltd. had been previously engaged as the principal accountant to audit Lions Gate's financial statements. Moore Stephens Ellis Foster Ltd. had replaced Dohan & Company P.A. CPAs, Lions Gate's previous principal accountant, on July 15, 2003. The reason for the replacement of Moore Stephens Ellis Foster Ltd. was that a subsidiary of Lions Gate recently merged with and into DOBI Medical Systems, Inc., with the stockholders of DOBI Medical Systems, Inc. owning a majority of the outstanding shares of common stock of Lions Gate immediately following the merger. DOBI Medical Systems Inc. is the primary business unit of Lions Gate, and the current independent accountant of DOBI Medical Systems, Inc. is the firm of Marcum & Kliegman LLP. Lions Gate believes that it is in its best interests to have Marcum & Kliegman continue to work with the DOBI Medical business, and Lions Gate therefore retained Marcum & Kliegman as its new independent accountant on December 9, 2003. Marcum & Kliegman is located at 655 Third Avenue, 16th Floor, New York, New York 10017.

     Neither Moore Stephens Ellis Foster Ltd.'s nor Dohan & Company P.A. CPAs' report on Lions Gate's financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principles, except that their reports for each of the last two fiscal years included an explanatory paragraph stating that Lions Gate's losses from operations raise substantial doubt about its ability to continue as a going concern.

         The decision to change accountants was approved by Lions Gate's Board of Directors.

     During Lions Gate's two most recent fiscal years, and the subsequent interim periods, prior to December 9, 2003, there were no disagreements with Moore Stephens Ellis Foster Ltd. or Dohan & Company P.A. CPAs on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens Ellis Foster Ltd. or Dohan & Company, as the case may be, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     Lions Gate has provided Moore Stephens Ellis Foster Ltd. and Dohan & Company P.A CPAs with a copy of this Report and has requested Moore Stephens Ellis Foster Ltd. and Dohan & Company to furnish Lions Gate with letters addressed to the U.S. Securities and Exchange Commission stating whether they agree with the above statements and, if not, to state the respects in which they do not agree with such statements. Moore Stephens Ellis Foster Ltd.'s and Dohan & Company P.A CPAs' response letters, dated December 12, 2003 and December 15, 2003, respectively, are filed as Exhibits 16.1 and 16.2 to this Report.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  16.1 Letter from Moore Stephens Ellis Foster Ltd. dated December 12, 2003.

                  16.2 Letter from Dohan & Company P.A. CPAs dated December 15, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 15, 2003             LIONS GATE INVESTMENT LIMITED


                                    By:/s/ Phillip C. Thomas
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                                       Phillip C. Thomas
                                       Chief Executive Officer